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                                                                    EXHIBIT 99.1

                          CMC SECURITIES CORPORATION IV
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of CMC Securities Corporation IV (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew
F. Jacobs, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 12, 2002             By: /s/ ANDREW F. JACOBS
                                       --------------------------------
                                       Andrew F. Jacobs
                                       Chairman, Chief Executive
                                       Officer and President





In connection with the Quarterly Report of CMC Securities Corporation IV (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip
A. Reinsch, Senior Vice President - Control of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 12, 2002             By: /s/ PHILLIP A.REINSCH
                                       ---------------------------------
                                       Phillip A. Reinsch
                                       Senior Vice President - Control